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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):                August 30, 2000



                          INSURANCE AUTO AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)


Illinois                              0-19584                95-3790111
(State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)

850 East Algonquin Road, Suite 100, Schaumburg, Illinois           60173-3855
(Address of principal executive offices)                           (Zip Code)

                                 (847) 839-3939
              (Registrant's telephone number, including area code)


ITEM 5.

On August 30, 2000, Insurance Auto Auctions, Inc. ("IAA") announced that the third quarter earnings are expected to be below expectations. A copy of the IAA press release containing this announcement is attached as an exhibit hereto and is incorporated by reference herein.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSURANCE AUTO AUCTIONS, INC.

/s/ Gaspare G. Ruggirello
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Gaspare G. Ruggirello
Vice President, General Counsel and Secretary

Dated: August 30, 2000



                                  EXHIBIT INDEX

Exhibit No.   Description

99.1          Press Release dated August 30, 2000.